                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

|_|   Preliminary proxy statement

|X|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     -----------------------------------------------------------------------

                   Nations Balanced Target Maturity Fund, Inc.

     -----------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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(4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5)   Total fee paid:
------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials
------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing party:

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(4)   Date filed:

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

                  NATIONS BALANCED TARGET MATURITY FUND, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                                October 16, 2003

DEAR SHAREHOLDER:

     On behalf of the Board of Directors of Nations Balanced Target Maturity Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders to be held at 10:00 a.m., Eastern time, on December 4, 2003, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting").

     One of the Company's investment objectives is to "provide a return of investment on the maturity date ("Maturity Date") (September 30, 2004) to investors who purchased shares in the Company's initial public offering and who reinvest all dividends and hold all of their shares to the Maturity Date." In order for the Company to fulfill its investment objective, it must liquidate and return those assets to shareholders on or about the Maturity Date. Accordingly, at the Meeting, you will be asked to approve a Plan of Liquidation and Termination, which contemplates that the Company will liquidate and terminate by September 30, 2004 (the "Plan").

     If shareholders approve the Plan, the Company would suspend quarterly dividends beginning with this year's fourth quarter regular dividend payment. However, the Company expects that, under the Plan, it would make liquidating distributions on a quarterly basis leading up to the Maturity Date. The amounts of these distributions can be expected to be comparable to the amounts that would have been paid if the Company were declaring and paying quarterly dividends.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED PLAN OF LIQUIDATION AND TERMINATION.

     The formal Notice of Special Meeting, Proxy Statement and Proxy Ballot are enclosed. The proposed Plan of Liquidation and Termination and the reasons for the unanimous recommendation of the Board of Directors are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

     We look forward to your attendance at the Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Meeting.

                                            Sincerely,

                                            EDWARD D. BEDARD
                                              President (interim) and
                                              Chief Executive Officer (interim)

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY*
As a valued Company shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement select one of the following quick and easy methods to submit your proxy -- accurately and quickly.

VOTE ON-LINE                                     VOTE BY TOLL-FREE PHONE CALL
1.   Read the enclosed Proxy Statement and       1.   Read the enclosed Proxy Statement and
     have your Proxy Ballot* at hand.                 have your Proxy Ballot* at hand.
2.   Go to the web site printed on your          2.   Call the toll-free number on your
     Proxy Ballot.                                    Proxy Ballot.
3.   Enter the Control Number found on your      3.   Enter the Control Number found on your
     Proxy Ballot.                                    Proxy Ballot.
4.   Submit your proxy using the easy-to-        4.   Submit your proxy using the easy-to-
     follow instructions.                             follow instructions.

* DO NOT MAIL THE PROXY BALLOT IF SUBMITTING YOUR PROXY BY INTERNET OR
  TELEPHONE.

                  NATIONS BALANCED TARGET MATURITY FUND, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 4, 2003

TO THE SHAREHOLDERS OF NATIONS BALANCED TARGET MATURITY FUND, INC.:

     PLEASE TAKE NOTE THAT a Special Meeting of Shareholders of Nations Balanced Target Maturity Fund, Inc. will be held at 10:00 a.m., Eastern time, on December 4, 2003, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for the purpose of considering and voting upon:

     ITEM 1. A Plan of Liquidation and Termination, which contemplates the liquidation of the Company, its de-registration as an investment company under the Investment Company Act of 1940 and its dissolution as a corporation under Maryland law.

     ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on October 10, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

     SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE PRINTED ON YOUR PROXY BALLOT. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS BALANCED TARGET MATURITY FUND, INC. A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                            By Order of the Board of Directors,

                                            ROBERT B. CARROLL
                                            Secretary

October 16, 2003

                  NATIONS BALANCED TARGET MATURITY FUND, INC.

                           One Bank of America Plaza
                             101 South Tryon Street
                        Charlotte, North Carolina 28255
                           Telephone: (800) 653-9427
       ------------------------------------------------------------------

                                Proxy Statement

                             Dated October 16, 2003
       ------------------------------------------------------------------

     This Proxy Statement is being furnished to holders of common stock ("Shareholders") of Nations Balanced Target Maturity Fund, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at a Special Meeting of Shareholders (the "Meeting") of the Company to be held on December 4, 2003 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof.

     The Board of Directors has fixed October 10, 2003 (the "Record Date") as the date for the determination of Shareholders entitled to receive notice of and to vote at such Meeting, and, accordingly, only Shareholders of record at the close of business on that date will be entitled to notice of and to vote at such Meeting. As of the Record Date, there were 5,231,361.86 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Shareholders on or about October 17, 2003.

     All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, which is comprised of three Directors, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company or Banc of America Capital Management, LLC ("BACAP"), the Company's investment adviser.

     At the Meeting, Company shareholders will consider the following proposal:

     - A proposed Plan of Liquidation and Termination, which contemplates the liquidation of the Company, its de-registration as an investment company under the 1940 Act and its dissolution as a corporation under Maryland law.

     Additional information about the Company is available in its annual and semi-annual reports to Shareholders. The Company's most recent annual and semi-annual reports to Shareholders previously have been mailed to Shareholders. Additional copies of any of these documents are available without charge by writing the address given above or by calling (800) 653-9427. These documents have been filed with the U.S. Securities and Exchange Commission ("SEC") and are available on the SEC website at www.sec.gov.

              APPROVAL OF THE PLAN OF LIQUIDATION AND TERMINATION

BACKGROUND

     The Company is a closed-end diversified management investment company that is traded on the New York Stock Exchange. It first offered its shares on June 23, 1994. The Company's investment objectives are to: (i) seek to provide a return of investment on September 30, 2004 (the "Maturity Date") to investors who purchase in the initial public offering of the Fund ("IPO Investors") and who reinvest all dividends and hold all of their shares to the Maturity Date; and (ii) to provide long-term growth of capital, with income as a secondary objective. The Company seeks to achieve its investment objectives by investing a portion of its assets in zero-coupon U.S. Treasury obligations and the balance of its assets primarily in common stocks.

     At the time that shares in the Company were first offered to IPO Investors, the Board of Directors reserved the right to continue operating the Company beyond the Maturity Date. In that regard, the prospectus states that: "Following the Maturity Date, the [Company] will terminate, unless the Board of Directors in accordance with applicable laws elects to continue the [Company] to pursue long-term growth of capital...or other alternatives are pursued."

     At a meeting held August 28, 2003, the Board of Directors considered whether the Company should liquidate and terminate or continue to operate beyond the Maturity Date. Examining all relevant factors, the Board considered the proposed Plan of Liquidation and Termination (the "Plan"), determined that it was in the best interests of Shareholders and unanimously voted to approve it. During deliberations, the Board (with the advice and assistance of counsel) reviewed and considered, among other things: (1) the Company's investment objectives and the expectation of IPO Investors that the Company would liquidate by the Maturity Date; (2) potential tax consequences of adopting the Plan; and
(3) the viability of continuing to operate the Company beyond the Maturity Date, including the fact that at least two other closed-end funds in the Nations Funds family are expected to liquidate and terminate within the year, leaving compliance and regulatory costs unique to closed-end funds to be spread across a smaller asset base.

DESCRIPTION OF THE PLAN

     The Plan provides that it will be adopted on the date approved by Shareholders, which if approved by Shareholders at the Meeting, would be December 4, 2003 (the "Adoption Date"). After the Adoption Date, the Company would suspend quarterly dividends and begin to make liquidating distributions on a quarterly basis leading up to the Maturity Date (i.e., September 30, 2004). The amounts of these liquidating distributions can be expected to be comparable to the amounts that would have been paid if the Company were declaring and paying quarterly dividends.

     On or shortly after the Maturity Date, the Company would distribute all remaining assets to Shareholders on a pro rata basis. After its liquidation, the Company would seek to de-register as an investment company under the 1940 Act and dissolve as a corporation under Maryland law.

     If the Shareholders do not approve the Plan, the Company would continue to distribute regular dividends. The Board of Directors would then meet to consider what, if any, steps to take in the best interests of shareholders.

     A copy of the Plan is attached to this Proxy Statement as Appendix A.

GENERAL TAX CONSEQUENCES

     It is intended that the Company's liquidating distributions be treated as such for federal income tax purposes. Shareholders should consult their own tax advisors as to the impact to them of receiving such distributions, including the amount, timing and character of gain or loss realized in connection with the receipt of such distributions.

     The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and, therefore, will not be taxed on any of its income and gain distributed to shareholders.

                                 VOTING MATTERS

PROCEDURAL MATTERS

     Because the Company was not established as a limited-term Maryland corporation, but rather a corporation whose duration is perpetual unless terminated and dissolved, and Maryland law requires that shareholders approve any plan to dissolve a Maryland corporation, the Plan requires shareholder approval.

     Each Shareholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 5,231,361.86 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Meeting and in this Proxy Statement.

     An affirmative vote of a majority of the outstanding shares of the Company will be required to approve the Plan. Shareholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Meeting.

     Any form of proxy which is properly executed and received in time to be voted at the Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of approving the Plan. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, the proposal.

     If, by the time scheduled for the Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Meeting in person to vote the shares held by such Shareholder.

     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES

     The cost of soliciting proxies for the Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. These expenses are expected to be approximately $24,000. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BACAP. Compensation for such services will be paid by the Company or BACAP, except that officers or employees of the Company will not be compensated for performing such services.

                               OTHER INFORMATION

OWNERSHIP BY SUBSTANTIAL SHAREHOLDERS AND MANAGEMENT

     The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company:

     - Karpus Management, Inc. d/b/a/ Karpus Investment Management, 183 Sullys Trail, Pittsford, NY 14534, beneficially owns (based on a Schedule 13D/A filing made on October 9, 2003), as a result of shared dispositive voting power, 655,465 shares of the Company equaling 12.53% of the Company's outstanding shares.

     - Bridgewater Capital Advisors, Inc., 510 1st Avenue North, Suite 202, Minneapolis, MN 55123 beneficially owns (based on a Schedule 13G filing made on June 20, 2003), as a result of shared dispositive voting power, 316,564 shares of the Company equaling 6.05% of the Company's outstanding shares.

     Neither any Officer of the Company (Edward D. Bedard (interim President and interim CEO), Gerry Murphy (interim CFO and Treasurer) and Robert B. Carroll (Secretary and Chief Legal Officer)), nor any Director of the Company (William
P. Carmichael, William H. Grigg and Thomas F. Keller) own any shares in the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section  16(a) of the Securities Exchange Act  of 1934 (the "1934 Act") and
Section 30(f) of the 1940 Act require the Officers and Directors of the Company, BACAP and BACAP Distributors, LLC ("BACAP Distributors"), and affiliated persons of BACAP and BACAP Distributors, and persons who beneficially own more than 10% of the Company's shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended March 31, 2003, all filing requirements applicable to such persons were complied with.

ADDITIONAL INFORMATION

     The Company, with principal executive offices located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

     BACAP and BACAP Distributors, each located at One Bank of America Plaza, 101 South Tryon Street, Charlotte, North Carolina 28255, are the investment adviser and administrator, respectively, of the Company.

FUTURE SHAREHOLDER PROPOSALS

     In the event any Shareholder wishes to present a proposal to Shareholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Shareholders to be held in the year 2004, unless the Company is terminated beforehand, such proposal must be received by the Company on or before November 17, 2003.

OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Meeting. However, if other matters are properly presented to the Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                   APPENDIX A

                  NATIONS BALANCED TARGET MATURITY FUND, INC.

                      PLAN OF LIQUIDATION AND TERMINATION

WHEREAS, the investment objectives of Nations Balanced Target Maturity Fund, Inc. (the "Company") are to "provide a return of investment on the Maturity Date (September 30, 2004) to investors who purchased shares in the Company's initial public offering ("IPO Investors") and who reinvest all dividends and hold all of their shares to the Maturity Date,"

NOW THEREFORE, this Plan of Liquidation and Termination (the "Plan") for the Company is intended to accomplish the complete liquidation and termination of the Company as a registered investment company and a Maryland corporation.

1. Board Approval. The Plan was approved by a majority of the Company's Board of Directors, including a majority of the non-interested Directors ("Independent Directors"), at the regular Board meeting on August 28, 2003 (the "Board Meeting"). As reflected in the resolutions of the Board Meeting, a majority of the Board, including a majority of the Independent Directors, found it advisable and in the best interests of the Company and its shareholders to liquidate the Company and terminate it pursuant to this Plan.

2. Shareholder Approval and Adoption of the Plan. [The Plan was approved by a majority of the Company's outstanding shares at a special Board meeting held on December 4, 2003]. This Plan shall be effective on December 4, 2003 (the "Adoption Date").

3. Liquidation. On September 30, 2004 (the "Liquidation Date"), the Company will cease the public trading of its shares. After the Liquidation Date, the Company shall continue to engage in all business activities appropriate and advisable to operate the Company for the benefit of shareholders until completing the steps referred to in Sections 4 and 5.

4. Public Announcement of Liquidation. The officers of the Company ("Officers") as soon as practicable after the Adoption Date shall publicly announce, by way of press release, the planned liquidation of the Company.

5. Liquidation of Assets and Payment of Debts. After the Adoption Date, the Company shall cause the orderly liquidation of all of its remaining assets to cash form consistent with the terms of its Articles of Incorporation, Prospectus and the Plan, by sale of its investments as the Company's officers and the Company's investment adviser shall determine to be advisable, and pay or provide for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent.

6. Liquidating Distributions. After the Adoption Date, the Company will distribute from time to time liquidating distributions to shareholders of record prior to the making of each such distribution. Shareholders of record shall receive liquidating distributions equal to their proportionate interest in the Company. Any such liquidating distributions shall generally be made to each shareholder by mailing a check to the shareholder at the address listed on the account, unless such shareholder notifies the Company in writing of an address change. Officers are authorized, to the extent that an

   Officer deems it advisable and consistent with a shareholders' request, to distribute any liquidating distribution by electronic transfer or similar means.

7. Termination. After the completion of the liquidating distributions under the Plan, the Officers shall do any and all things necessary, with the advice of counsel, to wind up the affairs of the Company, including filing any required documents with the State of Maryland, the Securities and Exchange Commission, state securities commissions or other federal or state agencies.

8. Expenses of Liquidation and Termination. All expenses incurred on behalf of the Company in relation to executing this Plan, if any, shall be borne by the Company.

9. Power of Officers. The Officers are authorized and directed by the approval of the Plan by the Board of Directors to perform such acts as are necessary, appropriate or advisable, with the advice of counsel, to effectuate the Plan and the liquidation and termination of the Company, including without limitation, preparing, executing and delivering any documents necessary to carry out the Plan and to liquidate and terminate the Company.

                                   PROXY CARD

                   NATIONS BALANCED TARGET MATURITY FUND, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 4, 2003


      The undersigned hereby appoints each of Robert B. Carroll and Gerald Murphy (each a "Proxy" and together, the "Proxies") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of the Nations Balanced Target Maturity Fund, Inc. (the "Company") to be held at Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Thursday, December 4, 2003, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED OCTOBER 16, 2003.

      THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                            (Continued on other side)

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



(1) A Plan of Liquidation and Termination, which contemplates the liquidation of the Company, its de-registration as an investment company under the Investment Company Act of 1940 and its dissolution as a corporation under Maryland law.

                              PLEASE VOTE BY FILLING IN ONE OF THE BOXES BELOW

                                                    WITHHOLD
                                    FOR            AUTHORITY
                                    [ ]               [ ]

      In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                               __________________________________________ , 2003
                                               (Please Date)

                                Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                                _______________________________________________

                                _______________________________________________

                                        Signature(s)           (Sign in the Box)